Exhibit 99.1
420 Lexington Avenue New York, NY 10170 800.468.7526

FOR IMMEDIATE RELEASE

CONTACT:
Stacy Slater
Senior Vice President, Investor Relations
800.468.7526
stacy.slater@brixmor.com

BRIXMOR PROPERTY GROUP REPORTS SECOND QUARTER 2014 RESULTS
- Achieves Same Property NOI Growth of 3.8% -
- Increases FFO per Share by 12% -

NEW YORK, AUGUST 5, 2014 - Brixmor Property Group Inc. (NYSE: BRX) announced today its results of operations for the second quarter ended June 30, 2014.

Second Quarter 2014 Operating Results - IPO Portfolio

	Three Months Ended
	6/30/2014	6/30/2013	Change
Percent leased	92.5%	91.6%	+90 basis points
Percent leased: anchors (≥ 10K SF)	97.0%	96.4%	+60 basis points
Percent leased: small shop (< 10K SF)	82.1%	80.6%	+150 basis points
Total new signed leases (SF)	1,094,245	949,309	+15.3%
Total rent spread (cash)	11.2%	8.4%	+280 basis points
New lease rent spread (cash)	27.3%	22.7%	+460 basis points

Brixmor delivered another quarter of strong results driven by continued growth in revenues and momentum in operating fundamentals. Same property NOI increased 3.8% in the second quarter, marking the eighth consecutive quarter of growth over 3.5%. Funds from operations (“FFO”) per diluted share growth accelerated during the quarter, increasing 12.2% over 2013. Additionally, the Company’s operating partnership, Brixmor Operating Partnership, L.P., received an investment grade rating from Moody’s Investors Service during the quarter.

The positive trajectory of the Company’s operating metrics was driven by record leasing activity, with new lease volume of 1.1 million square feet during the quarter, the highest in three years and driven by strong anchor and small shop leasing. In addition, as part of its continued efforts to maximize the potential of its shopping centers, the Company commenced eight new anchor space repositioning projects with high quality retailers including Walmart, WinCo Foods, Fresh Thyme Farmers Market (Meijer), CVS and REI.

“Our performance metrics continue to demonstrate the value creation opportunity embedded within our portfolio as we realize the substantial mark-to-market in our leases, achieving blended leasing spreads of 11% or higher for the fourth consecutive quarter. With a focus on operations across our organization, we continue to drive rents and occupancy, while simultaneously enhancing the quality and credit of our merchandise mix. These efforts continue to produce results higher than the industry as demonstrated by our same property NOI growth in the quarter,” stated

i

420 Lexington Avenue New York, NY 10170 800.468.7526

Michael Carroll, Chief Executive Officer. “In addition, we were pleased to have our balance sheet progress recognized by an investment grade rating assigned by Moody’s.”

Dividend
The Company’s Board of Directors declared a quarterly cash dividend of $0.20 per common share (equivalent to $0.80 per annum) for the third quarter of 2014. The dividend is payable on October 15, 2014 to stockholders of record on October 3, 2014, representing an ex-dividend date of October 1, 2014.

Financial Highlights
For the second quarter of 2014, Brixmor reported FFO attributable to stockholders and non-controlling interests convertible into common stock of $140.1 million, or $0.46 per diluted share, up 12.2% on a diluted per share basis from $125.9 million, or $0.41 per diluted share, on a pro forma basis in the second quarter of 2013. FFO attributable to stockholders and non-controlling interests convertible into common stock for the second quarter of 2013 includes approximately $1.7 million, or ($0.01) per diluted share, of costs related to the early prepayment of debt. Net income attributable to common stockholders for the three-month period ended June 30, 2014 was $23.5 million, or $0.10 per diluted share, compared with $4.9 million, or $0.02 per diluted share, on a pro forma basis in the second quarter of 2013. See “IPO Portfolio” below for more information on pro forma results of operations.

For the six months ended June 30, 2014, Brixmor reported FFO attributable to stockholders and non-controlling interests convertible into common stock on a pro forma basis of $272.7 million, or $0.90 per diluted share, up 9.8% on a diluted per share basis from $249.3 million, or $0.82 per diluted share, on a pro forma basis in the six months ended June 30, 2013. FFO attributable to stockholders and non-controlling interests convertible into common stock for the six months ended June 30, 2014 includes approximately $3.0 million, or ($0.01) per diluted share, of costs related to the early prepayment of debt. Net income attributable to common stockholders for the six month period ended June 30, 2014 was $38.9 million on a pro forma basis, or $0.17 per diluted share, compared with $5.5 million, or $0.02 per diluted share, on a pro forma basis in the six month period ended June 30, 2013.

For the first six months of 2014, Brixmor reported net income attributable to common stockholders (actual results) of $38.9 million, or $0.17 per diluted share.

Same Property NOI for the second quarter increased 3.8% from the comparable 2013 period primarily due to growth in rental income driven by improved leasing spreads as the Company continues to harvest the below-market leases inherent in its portfolio. For the first six months of 2014, same property NOI increased 3.8% from the comparable 2013 period. In addition, annualized base rent per square foot for the portfolio increased to $12.04 at June 30, 2014 from $11.83 in the year ago period.

Capital Structure
In May, Moody’s Investors Service assigned an investment grade issuer rating of Baa3 with a stable outlook to the Company’s operating partnership, Brixmor Operating Partnership, L.P. Also in May, the Company was added to the MSCI US REIT Index as part of its semi-annual index review.

420 Lexington Avenue New York, NY 10170 800.468.7526

In June, the Company completed a $775 million secondary offering of 34,442,500 shares of its common stock by certain selling stockholders affiliated with The Blackstone Group L.P. at a price to the public of $22.50 per share. The Company did not offer any shares of common stock in the offering and did not receive any proceeds from the sale of shares in this offering.

Michael Carroll, Chief Executive Officer, added, “The completion of our first secondary offering and the addition of BRX to the MSCI US REIT Index are important catalysts in providing us additional visibility to US equity REIT investors, while also positively impacting the depth of our shareholder base.”

Guidance
The Company’s previously provided expectations for 2014 earnings and portfolio metrics are on page 50 of its Supplemental Disclosure and the Company is affirming such guidance. See “Conference Call and Supplemental Information” below for more information on the Company’s Supplemental Disclosure.

IPO Portfolio
In connection with the Company’s initial public offering (the “IPO”), the Company acquired interests in 43 properties (the “Acquired Properties”) from certain investment funds affiliated with The Blackstone Group L.P. (“Blackstone”). Also in connection with the IPO, the Company issued to certain funds affiliated with Blackstone and Centerbridge Partners L.P. (the "pre-IPO owners") an interest in its Operating Partnership allocating to these pre-IPO owners all of the economic consequences of ownership of 47 excluded properties (the “Excluded Properties”).

The Company’s IPO Portfolio includes all properties owned as of the completion of the IPO, including the Acquired Properties and excluding the Excluded Properties, and constitutes the go forward properties owned by the Company. The IPO Portfolio performance is captured in the pro forma results. These results reflect the impact of the transactions associated with the IPO, including (i) the contribution of the Acquired Properties, (ii) the distribution of the Excluded Properties, (iii) the acquisition of the interest not already held in Arapahoe Crossings L.P., (iv) borrowings under the unsecured credit facility, including the use thereof, and (v) the net proceeds from the IPO, including the use thereof. The pro forma adjustments associated with these transactions assume that each transaction was completed as of December 31, 2013 for the purpose of the unaudited pro forma consolidated balance sheet and as of January 1, 2014 and January 1, 2013, respectively, for the purpose of the unaudited pro forma consolidated statements of operations. A reconciliation of pro forma balance sheet and results of operations is presented in the attached table.

Conference Call and Supplemental Information
The Company will host a teleconference on Wednesday, August 6, 2014 at 1:00 PM ET.   To participate, please dial 888.317.6003 (domestic) or 412.317.6061 (international) at least ten minutes prior to the scheduled start of the call (Passcode: 8430357).  The teleconference can also be accessed via a live webcast at www.brixmor.com in the Investors section. A replay of the teleconference will be available through midnight ET on August 20, 2014 by dialing 877.344.7529 (domestic) or 412.317.0088 (international) (Passcode: 10047196) or via the web through August 6, 2015 at www.brixmor.com in the Investors section.

420 Lexington Avenue New York, NY 10170 800.468.7526

The Company’s Supplemental Disclosure will be posted at www.brixmor.com in the Investors section. These materials are also available to all interested parties upon request to the Company at investorrelations@brixmor.com or 800.468.7526.

Non-GAAP Disclosures
FFO
FFO is a supplemental non-GAAP financial measure utilized to evaluate the operating performance of real estate companies. The National Association of Real Estate Investment Trusts (“NAREIT”) defines FFO as net income (loss) in accordance with GAAP excluding (i) gain (loss) on disposition of operating properties, and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties, (iv) impairment of operating properties and real estate equity investments, and (v) after adjustments for joint ventures calculated to reflect funds from operations on the same basis. FFO attributable to stockholders and non-controlling interests convertible into common stock is FFO as further adjusted to exclude net income (loss) attributable to non-controlling interests not convertible into common stock. The Company believes FFO attributable to stockholders and non-controlling interests convertible into common stock is a meaningful supplemental measure that is more reflective of its operating performance by excluding FFO attributable to non-controlling interests not convertible into common stock.

The Company presents FFO and FFO attributable to stockholders and non-controlling interests convertible into common stock as it considers them important supplemental measures of its operating performance and the Company believes they are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. FFO and FFO attributable to stockholders and non-controlling interests convertible into common stock should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of financial performance and are not alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of liquidity. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations and, accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of FFO and FFO attributable to stockholders and non-controlling interests convertible into common stock may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from FFO and FFO attributable to stockholders and non-controlling interests convertible into common stock are significant components in understanding and addressing financial performance.

A reconciliation of FFO and FFO attributable to non-controlling interests not convertible into common stock to Net income (loss) is presented in the attached table.

Same Property NOI
Same property net operating income (“same property NOI”) is calculated (using properties owned as of the end of both reporting periods and for the entirety of both periods excluding properties classified as discontinued operations), as rental income (minimum rent, percentage rents, tenant recoveries and other property income) less rental operating expenses (property operating expenses, real estate taxes and bad debt expense) of the properties owned by Brixmor. Same property NOI excludes corporate level income (including transaction and other fees), lease termination income, straight-line rent and amortization of above-/below-market leases of the same property pool from the prior year reporting period to the current year reporting period.

420 Lexington Avenue New York, NY 10170 800.468.7526

Same property NOI is a supplemental, non-GAAP financial measure utilized to evaluate the operating performance of real estate companies and is frequently used by securities analysts, investors and other interested parties in understanding business and operating results regarding the underlying economics of Brixmor's business operations. It includes only the net operating income of properties owned for the full period presented, which eliminates disparities in net income due to the acquisition or disposition of properties during the period presented, and therefore, provides a more consistent metric for comparing the performance of properties. Management uses same property NOI to review operating results for comparative purposes with respect to previous periods or forecasts, and also to evaluate future prospects. Same property NOI is not intended to be a performance measure that should be regarded as an alternative to, or more meaningful than, net income (determined in accordance with GAAP) or other GAAP financial measures. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP.  Computation of same property NOI may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to such other REITs.

About Brixmor Property Group
Brixmor owns and operates the nation's largest wholly owned portfolio of grocery-anchored community and neighborhood shopping centers, with 522 properties aggregating approximately 87 million square feet of gross leasable area located primarily across the top 50 U.S. metro markets. Brixmor leverages its national footprint, local market knowledge and operational expertise to support the growth of its retail tenants. The Company is focused on maximizing the value of its portfolio through its extensive leasing capabilities and anchor space repositioning / redevelopment platform. Headquartered in New York City, the Company is the largest landlord to The TJX Companies and The Kroger Company. For additional information, please visit www.brixmor.com.

Safe Harbor Language
This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

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v

CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	Actual Results		Pro Forma
	6/30/14	12/31/13	12/31/13
Assets
Real estate
Land	$1,998,895	$2,055,802	$1,989,160
Buildings and improvements	8,713,114	8,781,926	8,654,899
	10,712,009	10,837,728	10,644,059
Accumulated depreciation and amortization	(1,360,647)	(1,190,170)	(1,160,478)
Real estate, net	9,351,362	9,647,558	9,483,581
Investments in and advances to unconsolidated joint ventures	5,104	9,205	5,171
Cash and cash equivalents	61,830	113,915	95,332
Restricted cash	64,927	75,457	74,847
Marketable securities	21,647	22,104	22,104
Receivables, net	171,131	178,505	175,584
Deferred charges and prepaid expenses, net	111,064	105,522	103,237
Other assets	13,138	19,650	14,043
Total assets	$9,800,203	$10,171,916	$9,973,899

Liabilities
Debt obligations, net	$5,947,168	$5,981,289	$5,965,307
Financing liabilities, net	121,470	175,111	175,111
Accounts payable, accrued expenses and other liabilities	667,679	709,529	701,495
Total liabilities	6,736,317	6,865,929	6,841,913

Redeemable non-controlling interests	21,467	21,467	21,467
Commitments and contingencies	—	—	—

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
245,095,327 and 229,689,960 shares outstanding	2,451	2,297	2,297
Additional paid in capital	2,709,311	2,543,690	2,543,690
Accumulated other comprehensive loss	(8,365)	(6,812)	(6,812)
Distributions and accumulated losses	(252,967)	(196,707)	(196,707)
Total stockholders' equity	2,450,430	2,342,468	2,342,468
Non-controlling interests	591,989	942,052	768,051
Total equity	3,042,419	3,284,520	3,110,519
Total liabilities and equity	$9,800,203	$10,171,916	$9,973,899

vi

CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Pro Forma				Actual Results
	Three Months Ended		Six Months Ended		Three Months Ended		Six Months Ended
	6/30/14	6/30/13	6/30/14	6/30/13	6/30/14	6/30/13	6/30/14	6/30/13

Revenues
Rental income	$240,076	$232,662	$477,336	$463,724	$240,076	$216,296	$477,336	$430,854
Expense reimbursements	65,694	63,295	134,317	126,969	65,694	59,311	134,317	118,915
Other revenues	2,307	2,648	4,120	5,833	2,307	2,613	4,120	5,760
Total revenues	308,077	298,605	615,773	596,526	308,077	278,220	615,773	555,529

Operating expenses
Operating costs	31,902	29,895	66,790	62,099	31,902	27,659	66,790	57,506
Real estate taxes	43,835	43,369	88,281	87,433	43,835	40,995	88,281	82,696
Depreciation and amortization	109,666	119,901	222,934	242,956	109,666	108,622	222,934	220,399
Provision for doubtful accounts	2,988	2,682	5,865	5,160	2,988	2,573	5,865	4,885
Impairment of real estate assets	—	1,531	—	1,531	—	1,531	—	1,531
General and administrative	19,939	18,935	39,597	42,330	19,939	18,724	39,597	41,781
Total operating expenses	208,330	216,313	423,467	441,509	208,330	200,104	423,467	408,798

Other income (expense)
Dividends and interest	159	243	267	426	159	239	267	420
Interest expense	(65,953)	(72,029)	(133,919)	(144,938)	(65,953)	(94,373)	(133,919)	(186,244)
Gain (loss) on sale of real estate assets	—	722	378	561	—	722	378	722
Gain (loss) on extinguishment of debt, net	(757)	(1,668)	(3,033)	482	(757)	(1,668)	(3,033)	482
Other	(1,969)	(3,047)	(4,130)	(4,008)	(1,969)	(3,710)	(4,130)	(4,671)
Total other income (expense)	(68,520)	(75,779)	(140,437)	(147,477)	(68,520)	(98,790)	(140,437)	(189,291)

Income (loss) before equity in income of unconsolidated joint ventures	31,227	6,513	51,869	7,540	31,227	(20,674)	51,869	(42,560)
Equity in income of unconsolidated joint ventures	71	295	204	404	71	507	136	754
Gain on disposal of investments in unconsolidated joint ventures	—	—	—	—	—	—	1,820	—
Income (loss) from continuing operations	31,298	6,808	52,073	7,944	31,298	(20,167)	53,825	(41,806)

Discontinued operations
Income (loss) from discontinued operations	—	—	—	—	—	(302)	4,787	(1,077)
Gain on disposition of operating properties	—	—	—	—	—	2,631	14,426	2,631
Impairment of real estate held for sale	—	—	—	—	—	(39,007)	—	(42,039)
Income (loss) from discontinued operations	—	—	—	—	—	(36,678)	19,213	(40,485)
Net income (loss)	31,298	6,808	52,073	7,944	31,298	(56,845)	73,038	(82,291)
Non-controlling interests
Net (income) loss attributable to non-controlling interests	(7,825)	(1,926)	(13,172)	(2,453)	(7,825)	13,583	(34,164)	19,531
Net income (loss) attributable to common stockholders	$23,473	$4,882	$38,901	$5,491	$23,473	$(43,262)	$38,874	$(62,760)

Per common share:
Income (loss) from continuing operations:
Basic	$0.10	$0.02	$0.17	$0.02	$0.10	$(0.09)	$0.17	$(0.18)
Diluted	$0.10	$0.02	$0.17	$0.02	$0.10	$(0.09)	$0.17	$(0.18)
Net income (loss) attributable to common stockholders:
Basic	$0.10	$0.02	$0.17	$0.02	$0.10	$(0.24)	$0.17	$(0.35)
Diluted	$0.10	$0.02	$0.17	$0.02	$0.10	$(0.24)	$0.17	$(0.35)
Weighted average number of vested common shares:
Basic	228,978	228,113	228,547	228,113	228,978	180,675	228,547	180,675
Diluted	230,469	230,194	229,907	230,194	230,469	180,675	229,907	180,675

vii

RECONCILIATION OF NET INCOME (LOSS) TO FFO
Unaudited, dollars in thousands, except per share amounts

	Pro Forma				Actual Results
	Three Months Ended		Six Months Ended		Three Months Ended		Six Months Ended
	6/30/14	6/30/13	6/30/14	6/30/13	6/30/14	6/30/13	6/30/14	6/30/13

Net income (loss)	$31,298	$6,808	$52,073	$7,944	$31,298	$(56,845)	$73,038	$(82,291)
Gain on disposition of operating properties	—	—	(378)	—	—	(2,631)	(14,804)	(2,631)
Gain on disposition of unconsolidated joint ventures	—	—	—	—	—	—	(1,820)	—
Depreciation and amortization- real estate related- continuing operations	109,073	119,401	221,658	241,948	109,073	108,122	221,658	219,391
Depreciation and amortization- real estate related- discontinued operations	—	—	—	—	—	3,135	431	6,984
Depreciation and amortization- real estate related- unconsolidated joint ventures	21	24	41	52	21	80	123	160
Impairment of operating properties	—	—	—	—	—	37,467	—	40,500
FFO	140,392	126,233	273,394	249,944	140,392	89,328	278,626	182,113
Adjustments attributable to non-controlling interests not convertible into common stock	(322)	(342)	(646)	(671)	(322)	(342)	(5,878)	(671)
FFO attributable to stockholders and non-controlling interests convertible into common stock	$140,070	$125,891	$272,748	$249,273	$140,070	$88,986	$272,748	$181,442

FFO per share/OP Unit - diluted	$0.46	$0.41	$0.90	$0.82	$0.46	$0.37	$0.90	$0.75
Weighted average shares/OP Units outstanding - basic and diluted (1)	304,390	304,231	304,253	304,231	304,390	240,905	304,253	240,905

Items that impact FFO comparability
Gain (loss) on extinguishment of debt, net	$(757)	$(1,668)	$(3,033)	$482	$(757)	$(1,668)	$3,041	$482
Gain (loss) on extinguishment of debt per share	$—	$(0.01)	$(0.01)	$—	$—	$(0.01)	$0.01	$—

Dividends declared per share/OP Unit	$0.20		$0.40		$0.20		$0.40
Shares/OP Unit dividends declared	$60,846		$121,692		$60,846		$121,692
Share/OP Unit dividend payout ratio (as % of FFO)	43.4%		44.6%		43.4%		44.6%

(1) Basic and diluted shares/OP Units outstanding reflects an assumed conversion of certain BPG Sub shares and OP Units to common stock of the Company and the vesting of certain restricted stock awards.

viii

RECONCILIATION OF GAAP BALANCE SHEET TO PRO FORMA BALANCE SHEET
Unaudited, dollars in thousands

	Actual Results		Pro Forma
	12/31/13	Adjustments (1)	12/31/13
Assets
Real estate
Land	$2,055,802	$(66,642)	$1,989,160
Buildings and improvements	8,781,926	(127,027)	8,654,899
	10,837,728	(193,669)	10,644,059
Accumulated depreciation and amortization	(1,190,170)	29,692	(1,160,478)
Real estate, net	9,647,558	(163,977)	9,483,581
Investments in and advances to unconsolidated joint ventures	9,205	(4,034)	5,171
Cash and cash equivalents	113,915	(18,583)	95,332
Restricted cash	75,457	(610)	74,847
Marketable securities	22,104	—	22,104
Receivables, net	178,505	(2,921)	175,584
Deferred charges and prepaid expenses, net	105,522	(2,285)	103,237
Other assets	19,650	(5,607)	14,043
Total assets	$10,171,916	$(198,017)	$9,973,899

Liabilities
Debt obligations, net	$5,981,289	$(15,982)	$5,965,307
Financing liabilities, net	175,111	—	175,111
Accounts payable, accrued expenses and other liabilities	709,529	(8,034)	701,495
Total liabilities	6,865,929	(24,016)	6,841,913

Redeemable non-controlling interests	21,467	—	21,467
Commitments and contingencies	—	—	—

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
229,689,960 shares outstanding	2,297	—	2,297
Additional paid in capital	2,543,690	—	2,543,690
Accumulated other comprehensive loss	(6,812)	—	(6,812)
Distributions and accumulated losses	(196,707)	—	(196,707)
Total stockholders' equity	2,342,468	—	2,342,468
Non-controlling interests	942,052	(174,001)	768,051
Total equity	3,284,520	(174,001)	3,110,519
Total liabilities and equity	$10,171,916	$(198,017)	$9,973,899

(1) Reflects the impact of distributing the Excluded Properties as if the distribution was completed on December 31, 2013.

ix

RECONCILIATION OF GAAP STATEMENTS OF OPERATIONS TO PRO FORMA
STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended 6/30/13			Six Months Ended 6/30/14			Six Months Ended 6/30/13
	Actual Results	Adjustments (1)	Pro Forma	Actual Results	Adjustments (1)	Pro Forma	Actual Results	Adjustments (1)	Pro Forma
Revenues
Rental income	$216,296	$16,366	$232,662	$477,336	$—	$477,336	$430,854	$32,870	$463,724
Expense reimbursements	59,311	3,984	63,295	134,317	—	134,317	118,915	8,054	126,969
Other revenues	2,613	35	2,648	4,120	—	4,120	5,760	73	5,833
Total revenues	278,220	20,385	298,605	615,773	—	615,773	555,529	40,997	596,526

Operating expenses
Operating costs	27,659	2,236	29,895	66,790	—	66,790	57,506	4,593	62,099
Real estate taxes	40,995	2,374	43,369	88,281	—	88,281	82,696	4,737	87,433
Depreciation and amortization	108,622	11,279	119,901	222,934	—	222,934	220,399	22,557	242,956
Provision for doubtful accounts	2,573	109	2,682	5,865	—	5,865	4,885	275	5,160
Impairment of real estate assets	1,531	—	1,531	—	—	—	1,531	—	1,531
General and administrative	18,724	211	18,935	39,597	—	39,597	41,781	549	42,330
Total operating expenses	200,104	16,209	216,313	423,467	—	423,467	408,798	32,711	441,509

Other income (expense)
Dividends and interest	239	4	243	267	—	267	420	6	426
Interest expense	(94,373)	22,344	(72,029)	(133,919)	—	(133,919)	(186,244)	41,306	(144,938)
Gain (loss) on sale of real estate assets	722	—	722	378	—	378	722	(161)	561
Gain (loss) on extinguishment of debt, net	(1,668)	—	(1,668)	(3,033)	—	(3,033)	482	—	482
Other	(3,710)	663	(3,047)	(4,130)	—	(4,130)	(4,671)	663	(4,008)
Total other income (expense)	(98,790)	23,011	(75,779)	(140,437)	—	(140,437)	(189,291)	41,814	(147,477)

Income (loss) before equity in income of unconsolidated joint ventures	(20,674)	27,187	6,513	51,869	—	51,869	(42,560)	50,100	7,540
Equity in income of unconsolidated joint ventures	507	(212)	295	136	68	204	754	(350)	404
Gain on disposal of investments in unconsolidated joint ventures	—	—	—	1,820	(1,820)	—	—	—	—
Income (loss) from continuing operations	(20,167)	26,975	6,808	53,825	(1,752)	52,073	(41,806)	49,750	7,944

Discontinued operations
Income from discontinued operations	(302)	302	—	4,787	(4,787)	—	(1,077)	1,077	—
Gain on disposition of operating properties	2,631	(2,631)	—	14,426	(14,426)	—	2,631	(2,631)	—
Impairment of real estate held for sale	(39,007)	39,007	—	—	—	—	(42,039)	42,039	—
Income (loss) from discontinued operations	(36,678)	36,678	—	19,213	(19,213)	—	(40,485)	40,485	—

Net income (loss)	(56,845)	63,653	6,808	73,038	(20,965)	52,073	(82,291)	90,235	7,944
Non-controlling interests
Net (income) loss attributable to non-controlling interests	13,583	(15,509)	(1,926)	(34,164)	20,992	(13,172)	19,531	(21,984)	(2,453)
Net income (loss) attributable to common stockholders	$(43,262)	$48,144	$4,882	$38,874	$27	$38,901	$(62,760)	$68,251	$5,491

Per common share:
Income (loss) from continuing operations:
Basic	$(0.09)	$0.11	$0.02	$0.17	$—	$0.17	$(0.18)	$0.20	$0.02
Diluted	$(0.09)	$0.11	$0.02	$0.17	$—	$0.17	$(0.18)	$0.20	$0.02
Net income (loss) attributable to common stockholders:
Basic	$(0.24)	$0.26	$0.02	$0.17	$—	$0.17	$(0.35)	$0.37	$0.02
Diluted	$(0.24)	$0.26	$0.02	$0.17	$—	$0.17	$(0.35)	$0.37	$0.02
Weighted average number of vested common shares:
Basic	180,675	47,438	228,113	228,547	—	228,547	180,675	47,438	228,113
Diluted	180,675	49,519	230,194	229,907	—	229,907	180,675	49,519	230,194

(1) Reflects the impact of the following transactions associated with the IPO including (i) the contribution of the Acquired Properties (ii) the distribution of the Excluded Properties (iii) the acquisition of the interest not already held in Arapahoe Crossings L.P. (iv) borrowings under the unsecured credit facility, including the use thereof and (v) the net proceeds from the IPO, including the use thereof.

The pro forma adjustments for the three and six months ended June 30, 2013 associated with these transactions assume that each transaction was completed as of January 1, 2013. The pro forma adjustments for the six months ended June 30, 2014 associated with these transactions assume that each transaction was completed as of January 1, 2014.

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